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[Mountain Logo] Westcore Funds

                                 WESTCORE TRUST
                        WESTCORE COLORADO TAX-EXEMPT FUND
        Supplement dated May 28, 1999 to Prospectus dated October 1, 1998

THIS SUPPLEMENT IS INTENDED TO BE USED WITH THE PROSPECTUS DATED OCTOBER 1, 1998. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-392-CORE (2673) OR DOWNLOAD A COPY FROM THE INTERNET AT WWW.WESTCORE.COM.

Effective May 28, 1999, Robert O. Lindig is retiring from Denver Investment Advisors LLC, investment adviser to the Westcore Funds. Effective that date, Thomas B. Stevens, CFA has been appointed portfolio manager of Westcore Colorado Tax-Exempt Fund. Mr. Stevens has been primarily responsible for managing portfolios of institutional fixed income clients for Denver Investment Advisors LLC since 1986. Mr. Stevens received his B.A. degree in Economics from the University of Virginia and his M.B.A. in International Business from Columbia University.

Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.
WC113
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